BLACKROCK FUNDS II

BlackRock Dynamic High Income Portfolio

(the “Fund”)

Supplement dated March 28, 2023 to the Statement of Additional Information (“SAI”)

of the Fund, dated November 28, 2022, as supplemented to date

Effective April 10, 2023, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Justin Christofel, CFA, and Alex Shingler, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Portfolio.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about funds and accounts other than the Portfolio for which the Portfolio’s portfolio managers are primarily responsible for the day-to-day portfolio management as of July 31, 2022.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Justin Christofel, CFA	3 $16.28 Billion	20 $14.73 Billion	1 $5.44 Million	0 $0	0 $0	0 $0
Alex Shingler, CFA	2 $16.18 Billion	8 $9.90 Billion	0 0	0 $0	0 $0	0 $0

The last sentence of the first paragraph of the sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The relative benchmarks for Messrs. Christofel and Shingler are a combination of market-based indices (MSCI World, S&P 500, Bloomberg U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

As of July 31, 2022, the Portfolio’s most recently completed fiscal year end, the dollar range of securities beneficially owned by each portfolio manager in the Portfolio is shown below:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned[1]
Justin Christofel, CFA	$100,001-$500,000
Alex Shingler, CFA	$100,001-$500,000

[1]	Includes securities attributable to the portfolio manager’s participation in certain deferred compensation and retirement programs.

Shareholders should retain this Supplement for future reference.